UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2020

Rosetta Stone Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 North Kent Street, Suite 1200, Arlington, Virginia		22209
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 387-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	RST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2020, Rosetta Stone Inc., a Delaware corporation (“Rosetta Stone” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Cambium Holding Corp., a Delaware corporation (“Parent”), and Empower Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s board of directors (the “Company Board”) has unanimously approved (with one director not participating due to a potential interest in the transaction) the Merger Agreement and the consummation of the transactions contemplated thereby.

Offer and Merger. Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, as promptly as practicable and in any event within the 10-business day period commencing on the first business day after the date of the Merger Agreement, Acquisition Sub will commence a tender offer (the “Offer”) to purchase (subject to the Minimum Tender Condition (as defined below) and other customary conditions) all of the outstanding shares of common stock, $0.00005 par value per share, of the Company (the “Company Shares”), at a price per share of $30 (such amount, or any other amount per share paid in the Offer in accordance with the Merger Agreement, the “Per Share Amount”) in cash, without interest. The Merger Agreement also provides that, as soon as practicable following the consummation (as defined in Section 251(h) of the Delaware General Corporation Law (the “DGCL”)) of the Offer upon the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will be merged with and into the Company (the “Merger”) pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. No vote of stockholders of the Company will be required in connection with the Offer or the Merger.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Company Share (excluding any (i) shares held by the Company, Parent, Acquisition Sub or any subsidiary of any of the foregoing, (ii) Company Restricted Shares (as defined in the Merger Agreement) and (iii) shares held by stockholders who are entitled to and have preserved their appraisal rights under Section 262 of the DGCL) that is outstanding immediately prior to the Effective Time shall be cancelled, shall cease to exist, shall no longer be outstanding, and shall be converted into the right to receive, in cash, without interest, the Per Share Amount.

The transaction is expected to close in the fourth quarter of 2020, subject to the satisfaction of the Minimum Tender Condition, the receipt of specified regulatory approvals and other customary closing conditions.

Treatment of Outstanding Equity Awards. Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time:

•

Each outstanding Company Option (as defined in the Merger Agreement) will be accelerated and the holder thereof will be entitled to receive, for each share underlying such Company Option, an amount in cash equal to the Per Share Amount minus the exercise price per Company Share. Any Company Option with an exercise price per share that is greater than or equal to the Per Share Amount will be cancelled for no consideration.

•

Each outstanding Company RSU (as defined in the Merger Agreement) will be accelerated and the holder thereof will be entitled to receive, for each share underlying such RSU, an amount in cash equal to the Per Share Amount.

•

Each outstanding Company PSU (as defined in the Merger Agreement) will be cancelled and the holder thereof will be entitled to receive the number of Company Shares underlying such Company PSU earned based on projected performance measured by achievement against relevant performance goals based on July 2020 forecasts. For each such underlying Company Share, each holder thereof will be entitled to receive an amount in cash equal to the Per Share Amount.

•	Each outstanding Company Restricted Share will be cancelled and the holder thereof will be entitled to receive an amount in cash equal to the Per Share Amount.

Financing. The consummation of the Offer and the Merger are not subject to a financing condition.

Conditions to the Offer. The obligations of Acquisition Sub to accept for payment and pay for any Company Shares validly tendered and not properly withdrawn pursuant to the Offer are subject to the satisfaction of conditions specified in the Merger Agreement, including (i) that there shall have been validly tendered (excluding Company Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” by the “depository,” as such terms are defined in Section 251(h) of the DGCL) and not properly withdrawn that number of Company Shares that, when added to the Company Shares then beneficially owned by Parent and its affiliates, constitute at least a majority of the total number of then issued and outstanding Company Shares (the “Minimum Tender Condition”), (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the purchase of Company Shares pursuant to the Offer, (iii) the accuracy of the Company’s representations and warranties in the Merger Agreement and its compliance with its covenants and obligations in the Merger Agreement, subject to certain exceptions, and (iv) the absence of judgments or laws enjoining, restraining, prohibiting, preventing or making illegal the making of the Offer, the consummation of the Offer or the Merger.

Representations, Warranties and Covenants; Non-Solicitation. The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Acquisition Sub. These covenants include an obligation of the Company, subject to certain exceptions, to and to cause its subsidiaries to conduct its operations in all material respects in the ordinary course of business for the period between the execution of the Merger Agreement and the earlier of (i) the Acceptance Time (as defined in the Merger Agreement), or (ii) the date of termination of the Merger Agreement. Each of the Company, Parent and Acquisition Sub have also agreed to promptly make and effect all registrations, filings and submissions required to be made or effected by it pursuant to the HSR Act, the Securities Exchange Act of 1934, as amended, and other applicable legal requirements with respect to the Offer and the Merger. The Merger Agreement also requires the Company to and to cause its financial advisor, its subsidiaries and their respective officers and directors to, immediately cease and cause to be terminated any existing solicitation of, or negotiations or discussions with, any person relating to any Acquisition Proposal (as defined in the Merger Agreement) and restricts the Company’s ability to, among other things, solicit, initiate, or knowingly encourage or knowingly facilitate the inquiry, submission or announcement of, or participate or engage in any discussions or negotiations with respect to, an Acquisition Proposal or furnish any information to any third party in response to, or in a manner that would reasonably be expected to lead to, an Acquisition Proposal, subject to certain limited exceptions. The Merger Agreement also contains covenants that require, subject to certain limited exceptions, the Company Board to recommend that the stockholders of the Company accept the Offer and tender their Company Shares to Acquisition Sub in the Offer. However, subject to compliance with certain terms and conditions in the Merger Agreement, (i) in the event the Company Board receives a Superior Proposal (as defined in the Merger Agreement) the Company Board is permitted to change its recommendation to the Company’s stockholders and cause the Company to terminate the Merger Agreement to enter into such Superior Proposal and (ii) the Company Board is permitted to change its recommendation to the Company’s stockholders in response to a Change in Circumstances (as defined in the Merger Agreement).

Termination; Termination Fees. The Merger Agreement also provides for certain termination rights for both the Company and Parent. Upon termination of the Merger Agreement under certain circumstances, the Company is obligated to pay Parent a termination fee equal to $15,833,067, including if the Merger Agreement is terminated (i) by Parent following a change of recommendation by the Company Board, (ii) by the Company to enter into a Superior Proposal or (iii) by Parent or the Company under specified circumstances, and, within twelve months following such termination, the Company or any of its subsidiaries consummates or enters into a definitive agreement providing for a Specified Acquisition Transaction (as defined in the Merger Agreement) that is subsequently consummated in each case, as is described in further detail in the Merger Agreement.

Under certain circumstances, Parent is obligated to pay the Company a termination fee equal to $55,415,734, including if the Merger Agreement is terminated by the Company after (i) Parent fails to perform its covenants or breaches its representations and warranties, in each case in any material respect (and such breach, inaccuracy or failure has prevented, or would reasonably be expected to prevent, Parent or Acquisition Sub from consummating the transactions contemplated by the Merger Agreement); or (ii) the tender offer conditions have been satisfied or waived at the expiration of the Offer, the Company has delivered written notice to Parent to such effect and Acquisition Sub fails to so consummate the tender offer when required.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and may be subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made by the parties to each other. Such representations and warranties were used for the purpose of allocating risk between the parties to the Merger Agreement, rather than establishing matters of fact, and investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses.

Item 8.01 Other Events.

On August 31, 2020, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

The tender offer for the outstanding common stock of Rosetta Stone has not yet commenced. This document and any other materials referenced herein do not constitute an offer to purchase nor a solicitation of an offer to sell shares of Rosetta Stone’s common stock. At the time the tender offer is commenced, Cambium Holding Corp. and Empower Merger Sub Inc. will file a tender offer statement on Schedule TO and related materials, including an offer to purchase, a letter of transmittal and other offer documents, with the U.S. Securities and Exchange Commission (“SEC”), and Rosetta Stone will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Cambium Holding Corp., Empower Merger Sub Inc. and Rosetta Stone intend to mail these documents to the stockholders of Rosetta Stone. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND RELATED MATERIALS (INCLUDING THE OFFER TO PURCHASE AND LETTER OF TRANSMITTAL) AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE MAKING A DECISION TO TENDER THE SHARES. These documents (once they become available) will be available free of charge on the SEC’s website at www.sec.gov. These materials may also be obtained by contacting the Company’s Investor Relations department at 1621 North Kent Street, Suite 1200, Arlington, Virginia 22209, (917) 572-5555 or the investor relations section of the Company’s website at http://investors.rosettastone.com.

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, statements relating to the expected benefits of the proposed transaction and the timing of the closing of the proposed transaction. Generally, forward-looking statements can be identified by non-historical statements and often include words such as “forecasts,” “potential,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future-looking or conditional verbs, such as “will,” “should,” “could,” “may,” “might,” “aims,” “intends,” “projects,” or similar words or phrases. You should not place undue reliance on these statements. These statements are based on current expectations, forecasts and assumptions of Cambium Holding Corp. and Rosetta Stone that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, the risk that the conditions to the offer or the merger set forth in the merger agreement will not be satisfied or waived, including the receipt of regulatory clearances related to the merger; uncertainties as to the timing of the tender offer and subsequent merger, including that the offer and merger will not close within the anticipated time periods, or at all; uncertainties as to how many Rosetta Stone shareholders will tender their shares in the offer; the risk that competing offers will be made; changes in either companies’ businesses during the period between now and the closing of the proposed transaction; the successful integration of Rosetta Stone into Cambium Holding Corp.’s business subsequent to the closing of the proposed transaction; the risk that the strategic benefits, synergies or opportunities expected from the proposed transaction may not be realized or may take longer than expected to be realized; adverse reactions to the proposed transaction by employees, customers, vendors or strategic partners; dependence on key personnel and customers; management of growth and organizational change; risks associated with litigation; competitive actions in the marketplace; and regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the proposed transaction; as well as other factors detailed in Rosetta Stone’s filings with the SEC, including Rosetta Stone’s most recent quarterly Form 10-Q filing and Annual Report on Form 10-K for the year ended December 31, 2019, and those updated from time to time in Rosetta Stone’s future reports filed with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward looking statements. There can be no guarantee that the proposed transaction described in this announcement will be completed on the currently proposed terms or at all at any particular time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 29, 2020, by and among Cambium Holding Corp., Empower Merger Sub Inc., and Rosetta Stone Inc.*

99.1	Joint press release of Rosetta Stone Inc. and Cambium Holding Corp. dated August 31, 2020.

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSETTA STONE INC.

Date: August 31, 2020	/s/ Sean J. Klein
Name: Sean J. Klein
Title: General Counsel and Secretary